Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of Ameriprise Financial, Inc., a Delaware corporation (the “Company”), hereby makes, constitutes and appoints James M. Cracchiolo, Walter S. Berman and Heather J. Melloh, and each of them, his or her true and lawful attorney-in-fact and agent, with full and several powers of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of the Company and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

The undersigned has executed this Power of Attorney as of this 9th day of January, 2024.

/s/ Dianne Neal Blixt
Dianne Neal Blixt

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of Ameriprise Financial, Inc., a Delaware corporation (the “Company”), hereby makes, constitutes and appoints James M. Cracchiolo, Walter S. Berman and Heather J. Melloh, and each of them, his or her true and lawful attorney-in-fact and agent, with full and several powers of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of the Company and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

The undersigned has executed this Power of Attorney as of this 5th day of January, 2024.

/s/ Amy DiGeso
Amy DiGeso

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of Ameriprise Financial, Inc., a Delaware corporation (the “Company”), hereby makes, constitutes and appoints James M. Cracchiolo, Walter S. Berman and Heather J. Melloh, and each of them, his or her true and lawful attorney-in-fact and agent, with full and several powers of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of the Company and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

The undersigned has executed this Power of Attorney as of this 10th day of January, 2024.

/s/ Armando Pimentel, Jr.
Armando Pimentel, Jr.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of Ameriprise Financial, Inc., a Delaware corporation (the “Company”), hereby makes, constitutes and appoints James M. Cracchiolo, Walter S. Berman and Heather J. Melloh, and each of them, his or her true and lawful attorney-in-fact and agent, with full and several powers of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of the Company and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

The undersigned has executed this Power of Attorney as of this 6th day of January, 2024.

/s/ Robert F. Sharpe Jr.
Robert F. Sharpe Jr.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of Ameriprise Financial, Inc., a Delaware corporation (the “Company”), hereby makes, constitutes and appoints James M. Cracchiolo, Walter S. Berman and Heather J. Melloh, and each of them, his or her true and lawful attorney-in-fact and agent, with full and several powers of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of the Company and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

The undersigned has executed this Power of Attorney as of this 6th day of January, 2024.

/s/ Brian T. Shea
Brian T. Shea

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of Ameriprise Financial, Inc., a Delaware corporation (the “Company”), hereby makes, constitutes and appoints James M. Cracchiolo, Walter S. Berman and Heather J. Melloh, and each of them, his or her true and lawful attorney-in-fact and agent, with full and several powers of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of the Company and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

The undersigned has executed this Power of Attorney as of this 8th day of January, 2024.

/s/ W. Edward Walter III
W. Edward Walter III

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of Ameriprise Financial, Inc., a Delaware corporation (the “Company”), hereby makes, constitutes and appoints James M. Cracchiolo, Walter S. Berman and Heather J. Melloh, and each of them, his or her true and lawful attorney-in-fact and agent, with full and several powers of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of the Company and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

The undersigned has executed this Power of Attorney as of this 12th day of January, 2024.

/s/ Christopher J. Williams
Christopher J. Williams